POWER OF ATTORNEY                        Exhibit (24)


We, the undersigned directors of The Hartford Steam Boiler Inspection and Insurance Company, hereby individually appoint Robert C. Walker and Roberta A. O'Brien, and each of them singly, with full power of substitution to each, our true and lawful attorneys with full power to them and each of them singly, to sign for us in our names in the capacities stated below the Form 10-K, Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996 for The Hartford Steam Boiler Inspection and Insurance Company, and any and all amendments to said Form 10-K, and generally to do all such things in our name and on our behalf in our capacities as directors that will enable the Company to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, which relate to said Form 10-K and the filing thereof, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any one of them to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

(Signature)                         (Title)                    (Date)



/s/ Gordon W. Kreh                  President, Chief          March  24, 1997
Gordon W. Kreh                      Executive Officer
                                    and Director

/s/ Joel B. Alvord
Joel B. Alvord                      Director                  March  24, 1997


/s/ Richard H. Booth
Richard H. Booth                    Director                  March 24, 1997


/s/ Colin G. Campbell
Colin G. Campbell                   Director                  March  24, 1997


/s/ Richard G. Dooley
Richard G. Dooley                   Director                  March  24, 1997

(Signature)                         (Title)                        (Date)


/s/ William B. Ellis
William B. Ellis                    Director                  March  24, 1997


/s/ E. James Ferland
E. James Ferland                    Director                  March  24, 1997


/s/ John A. Powers
John A. Powers                      Director                  March  24, 1997


/s/ Lois Dickson Rice
Lois Dickson Rice                   Director                  March  24, 1997


/s/ John M. Washburn, Jr.
John M. Washburn, Jr.               Director                  March  24, 1997


/s/ Wilson Wilde
Wilson Wilde                        Director                  March  24, 1997